Exhibit 32
CERTIFICATION PURSUANT TO THE 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tribune Publishing Company (the “Company”) on Form 10-Q for the period ended June 28, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John H. Griffin, Jr., Chief Executive Officer of the Company, and Sandra J. Martin, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ John H. Griffin, Jr. _____________________________________
John H. Griffin, Jr.,
Chief Executive Officer

Date: August 12, 2015

By: /s/ Sandra J. Martin________________________________________
Sandra J. Martin,
Chief Financial Officer

Date: August 12, 2015